Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Edelman Financial Group Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Rick Berry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICK BERRY
Rick Berry
Chief Financial Officer

March 15, 2012

A signed original of this written statement required by Section 906 has been provided to The Edelman Financial Group Inc. and will be retained by The Edelman Financial Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.